Exhibit 10.1



                         SIXTH AMENDMENT TO THE AMENDED
                   AND RESTATED RECEIVABLES PURCHASE AGREEMENT

     THIS SIXTH AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 30, 2005 (this "Amendment"), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the "Seller"), UNITED STATES STEEL CORPORATION (formerly known as United States Steel LLC, in its individual capacity "USS"), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the "Funding Agents") and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (as amended or otherwise modified through the date hereof, the "Agreement"), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

     NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

     SECTION 1.       Amendments.

          1.1   Paragraph  (c)  of  the definition of "Eligible  Receivable"  in
     Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

          "(c)       that does not have a stated maturity which is more than  64 days after the original invoice date,"

          1.2 The definition of "Loss Reserve Percentage" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

          ""Loss Reserve Percentage" means, on any date, the greater of: (a) the sum of 12% and the Joint Venture Obligor Percentage at such time, and (b)
     (i) the product of (x) the Reserve Adjustment Factor times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months multiplied by (y) the aggregate amount of Receivables generated by the Originators during (A) if, pursuant to Section 2(j) of Exhibit IV to the Agreement, the Servicer is only required to provide a Monthly Report, the five most recent calendar months, (B) if, pursuant to Section 2(j) of Exhibit IV to the Agreement, the Servicer is required to provide a Weekly Report, the sum of the four most recent calendar months, plus 0.25, times the fifth most recent calendar month and (C) if, pursuant to Section 2(j) of Exhibit IV to the Agreement, the Servicer is required to provide a Daily Report, the four most recent calendar months divided by (ii) the Net Receivables Pool Balance on such date."

           1.3 The definition of "Payment Terms Factor" in Exhibit I to the Agreement is hereby deleted in its entirety.

           1.4 Section 2 in Exhibit II to the Agreement is hereby amended by adding the following clause (c) thereto:

           "(c) Notwithstanding anything in this Agreement or in any other Transaction Document to the contrary, neither the Seller nor Servicer shall request any Transfer from a CP Conduit Purchaser and no CP Conduit Purchaser shall be under any obligation whatsoever to fund any such request or shall be liable for the failure to fund any Transfer so requested, unless and until the Collateral Agent and each Funding Agent shall have
     (i) received a copy of all applicable documents, reports, or other records, in each case in form and substance reasonably satisfactory to the Collateral Agent and each of the Funding Agents, reasonably requested by the Collateral Agent or any Funding Agent; and (ii) received results satisfactory to each such Person (in their sole determination) of an agreed upon procedures field exam, in form and substance acceptable to each Funding Agent and the Collateral Agent, performed by PricewaterhouseCoopers or another firm of certified public accountants or other auditors reasonably acceptable to each Funding Agent and the Collateral Agent and each shall have confirmed in writing to the Servicer (a "Satisfaction Notice") that all the documents, reports, records and the agreed upon procedures field exam required by this clause (c) are satisfactory. Upon Servicer's receipt of the Satisfaction Notice, this clause (c) shall be of no further force and effect, and all requests for transfers after the date of the Satisfaction Notice shall be subject to the terms of this Agreement (including Section 1.2, but not including this clause (c)).

           1.5 Each of Sections 2(j)(vii) and (viii) in Exhibit IV to the Agreement are hereby amended by adding the following proviso at the end of each such section:

           "; provided that no such report shall be required if, at such time, there is no Capital outstanding, the Servicer shall not be required to deliver the report referred to in this subsection".

     SECTION 2.       Agreement in Full Force and Effect as Amended.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

     SECTION 3.       Effectiveness of this Amendment.

     A. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent and each Funding Agent of counterparts (whether by facsimile or otherwise) of this Amendment duly executed by each of the parties hereto.

     SECTION 4. Representations and Warranties of USS and Seller; Further Assurances.

     A. USS and the Seller, each for itself only, hereby represent and warrant that, upon this Amendment becoming effective, (i) each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof.

     B. USS and the Seller hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

     SECTION 5.       Miscellaneous.

     A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

     D. Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

     E. Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              UNITED STATES STEEL CORPORATION,
                              as initial Servicer

                              By:    /s/ G. R. Haggerty
                                     ---------------------
                              Name:  G. R. Haggerty
                              Title: Executive Vice President and Chief
                                     Financial Officer

                              U.S. STEEL RECEIVABLES LLC, as Seller

                              By:    /s/ L. T. Brockway
                                     ---------------------
                              Name:  L.T. Brockway
                              Title: Vice President

                              FUNDING AGENTS AND PURCHASERS:

                              THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

                              By:    /s/ Norman Last
                                     ---------------------
                              Name:  Norman Last
                              Title: Managing Director

                              LIBERTY STREET FUNDING CORP.,
                              as a CP Conduit Purchaser

                              By:    /s/ Bernard J. Angelo
                                     ---------------------
                              Name:  Bernard J. Angelo
                              Title: Vice President

                              JPMORGAN CHASE BANK, as a Committed Purchaser for Delaware Funding Corporation and JPMorgan Chase Bank, as Purchasers

                              By:    /s/ Leo Loughead
                                     ---------------------
                              Name:  Leo Loughead
                              Title: Managing Director

                              JPMORGAN CHASE BANK, as a Funding Agent for Delaware Funding Corporation

                              By:    /s/ Leo Loughead
                                     ---------------------
                              Name:  Leo Loughead
                              Title: Managing Director

                              JPMORGAN  CHASE  BANK,  as  attorney-in-fact   for
                              Delaware Funding Corporation, as a CP Conduit Purchaser

                              By:    /s/ Leo Loughead
                                     ---------------------
                              Name:  Leo Loughead
                              Title: Managing Director

                              COLLATERAL AGENT:

                              THE BANK OF NOVA SCOTIA,
                              as Collateral Agent

                              By:    /s/ Norman Last
                                     ---------------------
                              Name:  Norman Last
                              Title: Managing Director